SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2005

Oxford Media, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51125	20-3270909
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Technology Drive, Building H, Irvine, Calfiornia	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 341-0050

___________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this amendment to the Current Report on Form 8-K previously filed with the United States Securities and Exchange Commission on October 21, 2005 is to disclose the response received by Oxford Media, Inc. (the “Company”) by Dale Matheson Carr-Hilton LaBonte (the "Former Accountant") as to whether it agrees with the statements made by the Company in the Current Report on Form 8-K filed on October 21, 2005.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant’s Certifying Accountant.

On October 17, 2005, the Company dismissed Dale Matheson Carr-Hilton LaBonte (the "Former Accountant") as its principal accountant. The Company has engaged Hansen, Barnett, & Maxwell ("Hasen") as its principal accountants effective October 18, 2005. The decision to change accountants has been approved by the Company's board of directors.  The Company did not consult with Hansen on any matters prior to retaining such firm as its principal accountants.

The Former Accountant's report dated January 31, 2005 on the Company's balance sheets as of November 30, 2004 and 2003 and the statements of operations, stockholders' equity and cash flows for the year ended November 30, 2004, the period from October 13, 2003 (inception) to November 30, 2003 and the period from October 13, 2003 (inception) to November 30, 2004 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audited balance sheets as of November 30, 2004 and 2003 and the statements of operations, stockholders' equity and cash flows for the year ended November 30, 2004, the period from October 13, 2003 (inception) to November 30, 2003 and the period from October 13, 2003 (inception) to November 30, 2004, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their report on the financial statements for such periods.

In connection with the audited balance sheets as of as of November 30, 2004 and 2003 and the statements of operations, stockholders' equity and cash flows for the year ended November 30, 2004, the period from October 13, 2003 (inception) to November 30, 2003 and the period from October 13, 2003 (inception) to November 30, 2004, and the subsequent reviews of interim periods through October 17, 2005, the Former Accountant did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(iv)(B) of Item 304 of Regulation S-B.

The Company provided the Former Accountant with its disclosures in this Form 8-K disclosing the dismissal of the Former Accountant on October 17, 2005 and requested in writing that the Former Accountant furnish the Company with a letter addressed to the Securities and Exchange

Commission stating whether or not they agree with such disclosures. The Former Accountant's response is filed as an exhibit to this Amended Current Report on Form 8-K/A.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

16.1 Letter from Former Accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oxford Media, Inc.

/s/ David P. Noyes
David P. Noyes
Chief Financial Officer

Date: October 25, 2005